UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549
_________________________________________________________

FORM 8-K
_________________________________________________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2022
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OLD NATIONAL BANCORP
(Exact name of Registrant as specified in its charter)
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Indiana	001-15817	35-1539838
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Main Street
Evansville,	Indiana	47708
(Address of Principal Executive Offices)		(Zip Code)
Registrant’s telephone number, including area code: (800) 731-2265
________________________________________________________
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, No Par Value	ONB	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series A	ONBPP	The NASDAQ Stock Market LLC
Depositary Shares, each representing a 1/40th interest in a share of Non-Cumulative Perpetual Preferred Stock, Series C	ONBPO	The NASDAQ Stock Market LLC

Indicate by check mark whether the Registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (s230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (s240.12b-2 of this chapter).
Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the Registrant has elected not to use extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2022, Old National Bancorp (the “Company”) held its 2022 Annual Meeting of Shareholders (the “Annual Meeting”). At the Annual Meeting, the Company’s shareholders considered four matters, each of which is described more fully in the proxy statement for the Annual Meeting, which was filed with the Securities and Exchange Commission on April 8, 2022. A total of 254,206,497 shares of the Company’s common stock were represented in person or by proxy at the Annual Meeting, which represented approximately 87% of the Company’s total outstanding shares of common stock entitled to vote at the Annual Meeting.

The final number of votes cast for, against or withheld, as well as the number of abstentions and broker non-votes, with respect to each matter are set forth below.

Item 1 – Election of Directors. All of the nominees for election to the Company’s Board of Directors were elected upon the following votes, to serve for a one-year term expiring at the Company’s 2023 annual meeting of shareholders and until their successors are elected and qualified:

Director Nominee	For	Withheld	Broker Non-Votes
Barbara A. Boigegrain	220,318,319	1,500,967	32,387,211
Thomas L. Brown	220,352,294	1,466,992	32,387,211
Kathryn J. Hayley	220,466,933	1,352,353	32,387,211
Peter J. Henseler	220,305,754	1,513,532	32,387,211
Daniel S. Hermann	220,298,783	1,520,503	32,387,211
Ryan C. Kitchell	218,903,007	2,916,279	32,387,211
Austin M. Ramirez	218,263,291	3,555,995	32,387,211
Ellen A. Rudnick	220,276,929	1,542,357	32,387,211
James C. Ryan III	220,251,653	1,567,633	32,387,211
Thomas E. Salmon	220,206,552	1,612,734	32,387,211
Michael L. Scudder	218,808,364	3,010,922	32,387,211
Rebecca S. Skillman	219,329,686	2,489,600	32,387,211
Michael J. Small	220,333,918	1,485,368	32,387,211
Derrick J. Stewart	220,085,822	1,733,464	32,387,211
Stephen C. Van Arsdell	220,341,747	1,477,539	32,387,211
Katherine E. White	219,506,509	2,312,777	32,387,211

Item 2 – Approval of an Amendment to the Company’s Amended and Restated 2008 Incentive Compensation Plan. The amendment to the Company’s Amended and Restated 2008 Incentive Compensation Plan to increase the number of shares authorized for issuance under the plan by 9,000,000 shares was approved upon the following votes:

For	Against	Abstentions	Broker Non-Votes
215,586,826	5,957,435	275,025	32,387,211

Item 3 – Advisory Proposal on Executive Compensation. The non-binding advisory proposal on executive compensation was approved upon the following votes:

For	Against	Abstentions	Broker Non-Votes
217,017,203	4,347,758	454,325	32,387,211

Item 4 – Ratification of the Appointment of the Company’s Independent Registered Public Accounting Firm. The appointment of Crowe LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022 was ratified upon the following votes:

For	Against	Abstentions
252,509,100	1,476,635	220,762

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.    Description

104    Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: May 23, 2022

OLD NATIONAL BANCORP

By: /s/ Nicholas J. Chulos
Nicholas J. Chulos
Executive Vice President
Chief Legal Officer and Corporate Secretary

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